FOR IMMEDIATE RELEASE	Exhibit 99
Investor / Media Contact
Maria Duey
Vice President — Investor Relations and Communications
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS 2010 RESULTS
     2010 Full-Year Commentary
•	Sales declined three percent to $7.6 billion.

•	Results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, compared to the full-year of 2009 were as follows:
•	Gross profit margins were 26.4 percent compared to 26.5 percent.

•	Operating profit margins were 5.7 percent compared to 5.6 percent.

•	Income was $.16 per common share compared to $.31 per common share.
•	(Loss) from continuing operations, as reported was $(3.00) per common share compared to $(.41) per common share for the full-year of 2009.

•	We recorded a valuation allowance related to U.S. deferred tax assets and an impairment charge for goodwill and other intangible assets. These charges reduced our reported earnings by $(2.76) per common share for the full-year and fourth quarter of 2010.

•	Working capital as a percent of sales improved to 13.4 percent at December 31, 2010, compared to 14.7 percent at December 31, 2009.

•	Free cash flow (cash from operations, less capital expenditures, before dividends) approximated $290 million.

•	We ended 2010 with over $1.7 billion of cash.
Taylor, Mich., (February 14, 2011) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the year ended December 31, 2010 decreased three percent to $7.6 billion. North American sales decreased three percent and International sales were flat. In local currencies, International sales increased five percent compared with 2009.
Income from continuing operations was $.16 per common share and $.31 per common share for 2010 and 2009, respectively, excluding the items in Exhibit A and with a normalized tax rate of 36 percent. Including these items, loss from continuing operations, as reported was $(3.00) per common share and $(.41) per common share for the years ended December 31, 2010 and 2009, respectively.
“Industry conditions in 2010 continued to be challenging and it was a tough year for Masco. In many ways 2010 was a tale of two halves. We came out of 2009 with good momentum and our sales in the first half of 2010 were up two percent. As the year progressed, the expiration of the home buyer tax credit, increasing commodity costs and the competitive environment made the second half of 2010 much more challenging and our sales were down seven percent compared to second half 2009. Our installation and cabinet businesses, which are tied to new home construction and “big ticket” repair and remodel activity, were particularly hard hit. We are encouraged that in a difficult environment, our full-year adjusted gross margins (26.4 percent) and operating profit (5.7 percent) were essentially flat with 2009 even though sales were down three percent. We accomplished a lot in 2010 as we focused on strengthening our brands and improving our execution. We continued to implement the Masco Business System (MBS) across the enterprise, introduced innovative new products

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including Delta ® Touch20 ® faucets, Arrow ® RED ® line of staplers, and Kilz ® Pro-X™ paint, and enhanced our financial flexibility, ending the year with $1.7 billion of cash,” said Masco’s CEO Tim Wadhams.
We continue to focus on the rationalization of our businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During 2010 and 2009, we incurred costs and charges of $208 million pre-tax ($.38 per common share, after tax) and $94 million pre-tax ($.17 per common share, after tax), respectively, related to these initiatives.
In 2010, we recorded non-cash, pre-tax impairment charges for goodwill and other intangible assets and deferred tax assets valuation allowance aggregating $1,092 million ($2.76 per common share, after tax). The impairment charge for goodwill and other intangible assets is primarily related to our Installation and Other Services segment and reflects our expectation that the recovery in new home construction will be modestly slower than previously anticipated. The charge for deferred tax assets valuation allowance reflects accounting guidance that requires a valuation allowance on deferred tax assets because we are in a three-year cumulative loss position, due to U.S. operating losses and the U.S. goodwill impairment charge, that primarily occurred in the fourth quarter of 2010. These losses negated our ability to utilize our previously identified tax planning strategy. During 2009, we recorded a non-cash pre-tax impairment charge for goodwill (in the fourth quarter) of $262 million ($.51 per common share, after tax).
We recently successfully amended our revolving credit facility to reflect the impact of our impairment charges for goodwill and other intangible assets and the valuation allowance for our deferred tax assets on our net worth; we continue to have borrowing capacity of approximately $1 billion available under the revolving credit facility.
Fourth Quarter 2010
2010 Fourth Quarter Commentary
•	Sales decreased nine percent to $1.7 billion.

•	Results for key financial measures, as adjusted for certain items (see Exhibit B) and with a normalized tax rate of 36 percent, compared to the fourth quarter of 2009 were as follows:
•	Gross profit margins were 23.2 percent compared to 26.9 percent.

•	Operating profit margins were 1.6 percent compared to 4.8 percent.

•	(Loss) income was $(.08) per common share compared to $.05 per common share.
•	(Loss) income from continuing operations, as reported was $(2.96) per common share compared to $(.49) per common share in the fourth quarter of 2009.
Fourth quarter 2010 net sales from continuing operations decreased nine percent to $1.7 billion compared with $1.9 billion for the fourth quarter of 2009. North American sales decreased nine percent and International sales decreased seven percent. In local currencies, International sales were flat compared with the fourth quarter of 2009.
(Loss) income from continuing operations was $(.08) per common share and $.05 per common share, for the fourth quarters of 2010 and 2009, respectively, excluding the items in Exhibit B and with a normalized tax rate of 36 percent. Including these items, loss from continuing operations, as reported, was $(2.96) per common share in the fourth quarter of 2010 compared to $(.49) per common share in the fourth quarter of 2009.
During the fourth quarters of 2010 and 2009, we incurred business rationalization costs and charges of $104 million pre-tax ($.19 per common share, after tax; this includes a non-cash, pre-tax charge of $67 million related to a fourth quarter 2010 decision to close a cabinet facility that had previously been idled) and $27 million pre-tax ($.05 per common share, after tax), respectively.

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Outlook 2011
“The trends impacting our business including depressed new home construction, the deferral of “big ticket” repair and remodel activity and commodity cost pressures have continued into early 2011. We expect a challenging business environment, particularly in the first half of 2011; we expect the second half of 2011 to be stronger. The MBS continues to drive positive change across Masco: although we are incurring short-term costs, our Cabinet integration is on plan and we expect will ultimately drive fixed cost reductions and share gains; we have strengthened our brands, our focus on innovation is driving new opportunities and we have added outstanding talent to our leadership teams to enhance the development and execution of our business strategies,” said Tim Wadhams.
“In addition, we recently announced our agreement between Masco Contractor Services and Owens Corning, which we believe will grow sales, create efficiencies in logistics, lower working capital, provide consistent supply and better service for our customers. We are confident about the long-term fundamentals for the new home construction and home improvement markets and we are optimistic about the future. We expect that improvements in our markets and consumer spending together with the changes we are driving across Masco will create significant value for our shareholders and want to thank the Masco Team for their continued dedication to making it all happen,” said Tim Wadhams.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2010 fourth quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on February 14, 2011 and will be available on the Company’s Web site at www.masco.com.
A conference call regarding items contained in this release is scheduled for Tuesday, February 15, 2011 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-1393 (confirmation #5663649). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site.
A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #5663649) approximately two hours after the end of the call and will continue through February 22, 2011.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
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Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, shifts in consumer preferences and purchasing practices, and our ability to achieve cost savings through the Masco Business System and other initiatives. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and is not possible for us to predict all of them. We undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.
The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s Web site at www.masco.com.

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MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
For the Three Months and Twelve Months Ended December 31, 2010 and 2009
(In Millions, Except Per Common Share Data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net sales	$1,735	$1,898	$7,592	$7,792
Cost of sales	1,427	1,403	5,752	5,774

Gross profit	308	495	1,840	2,018
Selling, general and administrative expenses	385	430	1,618	1,693
Impairment charges for goodwill and other intangible assets	721	262	721	262
Charge for defined-benefit plan curtailment	—	—	—	8

Operating (loss) profit	(798)	(197)	(499)	55
Other income (expense), net	(55)	(49)	(278)	(206)

Loss from continuing operations before income taxes	(853)	(246)	(777)	(151)
Income tax expense (benefit)	172	(84)	225	(49)

Loss from continuing operations	(1,025)	(162)	(1,002)	(102)
Loss from discontinued operations, net	—	(12)	—	(43)

Net loss	(1,025)	(174)	(1,002)	(145)
Less: Net income attributable to non-controlling interest	9	11	41	38

Net loss attributable to Masco Corporation	$(1,034)	$(185)	$(1,043)	$(183)

Loss per common share attributable to Masco
Corporation (diluted):
Loss from continuing operations	$(2.96)	$(0.49)	$(3.00)	$(0.41)
Loss from discontinued operations, net	—	(0.03)	—	(0.12)

Net loss attributable to Masco Corporation	$(2.96)	$(0.53)	$(3.00)	$(0.53)

Average diluted common shares outstanding	349	352	349	351

Amounts attributable to Masco Corporation:
Loss from continuing operations	$(1,034)	$(173)	$(1,043)	$(140)
Loss from discontinued operations, net	—	(12)	—	(43)

Net loss attributable to Masco Corporation	$(1,034)	$(185)	$(1,043)	$(183)

MASCO CORPORATION
Reconciliations — Exhibit A
For the Twelve Months Ended December 31, 2010 and 2009
(In Millions, Except Per Common Share Data)
Gross Profit and Operating (Loss) Profit Reconciliations

	Twelve Months Ended
	December 31,
	2010	2009
Sales	$7,592	$7,792

Gross profit, as reported	$1,840	$2,018

Rationalization charges	166	43

Gross profit, as adjusted	$2,006	$2,061

Gross margin, as reported	24.2%	25.9%
Gross margin, as adjusted	26.4%	26.5%

Operating (loss) profit, as reported	$(499)	$55

Rationalization charges	208	94

Other one-time charges	—	23

Impairment charges for goodwill and other intangible assets	721	262

Operating profit, as adjusted	$430	$434

Operating margin, as reported	-6.6%	0.7%
Operating margin, as adjusted	5.7%	5.6%

Earnings Per Common Share Reconciliation

	Twelve Months Ended
	December 31,
	2010	2009
(Loss) from continuing operations before income taxes — as reported	$(777)	$(151)

Rationalization charges	208	94

Other one-time charges	—	23

Impairment charges for goodwill and other intangible assets	721	262

Income from continuing operations before income taxes — as adjusted	152	228

Tax at 36% rate	(55)	(82)

Less: Net income attributable to non-controlling interest	(41)	(38)

Net Income — as adjusted	$56	$108

Earnings per common share — as adjusted	$0.16	$0.31

Shares outstanding	349	351

The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
Reconciliations — Exhibit B
For the Three Months Ended December 31, 2010 and 2009
(In Millions, Except Per Common Share Data)
Gross Profit and Operating (Loss) Profit Reconciliations

	Three Months Ended
	December 31,
	2010	2009
Sales	$1,735	$1,898

Gross profit, as reported	$308	$495

Rationalization charges	95	15

Gross profit, as adjusted	$403	$510

Gross margin, as reported	17.8%	26.1%
Gross margin, as adjusted	23.2%	26.9%

Operating (loss) profit, as reported	$(798)	$(197)

Rationalization charges	104	27

Other one-time charges	—	—

Impairment charges for goodwill and other intangible assets	721	262

Operating profit, as adjusted	$27	$92

Operating margin, as reported	-46.0%	-10.4%
Operating margin, as adjusted	1.6%	4.8%

Earnings Per Common Share Reconciliation

	Three Months Ended
	December 31,
	2010	2009
(Loss) from continuing operations before income taxes — as reported	$(853)	$(246)

Rationalization charges	104	27

Other one-time charges	—	—

Impairment charges for goodwill and other intangible assets	721	262

Income from continuing operations before income taxes — as adjusted	(28)	43

Tax at 36% rate	10	(15)

Less: Net income attributable to non-controlling interest	(9)	(11)

Net Income — as adjusted	$(27)	$17

Earnings per common share — as adjusted	$(0.08)	$0.05

Shares outstanding	349	352
The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

Masco Corporation
Key Financial Data As Reported — Unaudited
Q4 — 2010 and 2009
(In Millions, Except Earnings Per Share)

Sales & Earnings	12/31/2010	12/31/2009	Change
Net Sales	$1,735	$1,898	-9%
Operating Loss	$(798)	$(197)	N/A
Operating (Loss) % of Net Sales	-46.0%	-10.4%	(3,560	)bps
Other Income (Expense), Net	$(55)	$(49)	$(6)
Income Tax Expense (Benefit)	$172	$(84)	N/A
Loss From Continuing Operations Attributable to Masco Corporation	$(1,034)	$(173)	N/A
Diluted EPS from Continuing Operations	$(2.96)	$(0.49)	N/A

Operating Expenses	12/31/2010	12/31/2009	Change
Cost of Sales	$1,427	$1,403	$24
Gross Margin	17.8%	26.1%	(830	)bps
SG&A Expenses (Including GCE)	$385	$430	$(45)
SG&A as a % of net sales	22.2%	22.7%	50	bps
General Corporate Expense (GCE)	$26	$44	$(18)
General Corp Expense as a % of net sales	1.5%	2.3%	80	bps

Business Segments	12/31/2010	12/31/2009	Change
Cabinets and Related Products:
Net Sales	$304	$426	-29%
Operating (Loss)	$(137)	$(8)	N/A
Operating (Loss) % of Net Sales	-45.1%	-1.9%	(4,320	)bps
Plumbing Products:
Net Sales	$661	$671	-1%
Operating Profit	$64	$35	N/A
Operating Profit % of Net Sales	9.7%	5.2%	450	bps
Installation and Other Services:
Net Sales	$273	$295	-7%
Operating (Loss)	$(747)	$(27)	N/A
Operating (Loss) % of Net Sales	-273.6%	-9.2%	(26,440	)bps
Decorative Architectural Products:
Net Sales	$336	$349	-4%
Operating Profit	$45	$62	N/A
Operating Profit % of Net Sales	13.4%	17.8%	(440	)bps
Other Specialty Products:
Net Sales	$161	$157	3%
Operating Profit (Loss)	$3	$(215)	N/A
Operating Profit (Loss) % of Net Sales	1.9%	-136.9%	13,880	bps

Total Segment Reported:
Net Sales	$1,735	$1,898	-9%
Operating (Loss)	$(772)	$(153)	N/A
Operating (Loss) % of Net Sales	-44.5%	-8.1%	(3,640	)bps

Masco Corporation
Key Financial Data As Reported — Unaudited
Q4 — 2010 and 2009
(In Millions, Except Earnings Per Share)

Business Regions	12/31/2010	12/31/2009	Change
North America
Net Sales	$1,312	$1,441	-9%
Operating (Loss)	$(800)	$(168)	N/A
Operating (Loss) % of Net Sales	-61.0%	-11.7%	(4,930	)bps
International, principally Europe
Net Sales	$423	$457	-7%
Operating Profit	$28	$15	N/A
Operating Profit % of Net Sales	6.6%	3.3%	330	bps

Other	12/31/2010	12/31/2009
Dividend Payments	$27	$27
Cash Paid for Share Repurchases	$—	$—
Common Shares Repurchased	—	—
CAPEX	$49	$55
Depreciation and Amortization	$137	$64
Average diluted common shares outstanding	349	352

Masco Corporation
Key Financial Data As Reported — Unaudited
Year-to-Date December 31, 2010 and 2009
(In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	12/31/2010	12/31/2009	Change
Net Sales	$7,592	$7,792	-3%
Operating (Loss) Profit	$(499)	$55	N/A
Operating (Loss) Profit % of Net Sales	-6.6%	0.7%	(730	)bps
Other Income (Expense), Net	$(278)	$(206)	$(72)
Income Tax Expense (Benefit)	$225	$(49)	N/A
Loss From Continuing Operations Attributable to Masco Corporation	$(1,043)	$(140)	N/A
Diluted EPS from Continuing Operations	$(3.00)	$(0.41)	N/A

Operating Expenses	12/31/2010	12/31/2009	Change
Cost of Sales	$5,752	$5,774	$(22)
Gross Margin	24.2%	25.9%	(170	)bps
SG&A Expenses (Including GCE)	$1,618	$1,701	$(83)
SG&A as a % of net sales	21.3%	21.8%	50	bps
General Corporate Expense (GCE)	$110	$140	$(30)
General Corp Expense as a % of net sales	1.4%	1.8%	40	bps

Business Segments	12/31/2010	12/31/2009	Change
Cabinets and Related Products:
Net Sales	$1,464	$1,674	-13%
Operating (Loss)	$(250)	$(64)	N/A
Operating (Loss) % of Net Sales	-17.1%	-3.8%	(1,330	)bps

Plumbing Products:
Net Sales	$2,692	$2,564	5%
Operating Profit	$331	$237	N/A
Operating Profit % of Net Sales	12.3%	9.2%	310	bps

Installation and Other Services:
Net Sales	$1,147	$1,256	-9%
Operating (Loss)	$(834)	$(131)	N/A
Operating (Loss) % of Net Sales	-72.7%	-10.4%	(6,230	)bps

Decorative Architectural Products:
Net Sales	$1,693	$1,714	-1%
Operating Profit	$345	$375	N/A
Operating Profit % of Net Sales	20.4%	21.9%	(150	)bps

Other Specialty Products:
Net Sales	$596	$584	2%
Operating Profit (Loss)	$19	$(199)	N/A
Operating Profit (Loss) % of Net Sales	3.2%	-34.1%	3,730	bps

Total Segment Reported:
Net Sales	$7,592	$7,792	-3%
Operating (Loss) Profit	$(389)	$218	N/A
Operating (Loss) Profit % of Net Sales	-5.1%	2.8%	(790	)bps

Masco Corporation
Key Financial Data As Reported — Unaudited
Year-to-Date December 31, 2010 and 2009
(In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	12/31/2010	12/31/2009	Change
North America
Net Sales	$5,929	$6,135	-3%
Operating (Loss) Profit	$(543)	$93	N/A
Operating (Loss) Profit % of Net Sales	-9.2%	1.5%	(1,070	)bps

International, principally Europe
Net Sales	$1,663	$1,657	0%
Operating Profit	$154	$125	N/A
Operating Profit % of Net Sales	9.3%	7.5%	180	bps

Working Capital	12/31/2010	12/31/2009	Change
Receivable Days	47	48	(1)
Inventory Days	49	48	1
Payable Days	51	47	4
Working Capital (Receivables+Inventory-Payables)	$1,018	$1,148	$(130)
Working Capital as a % of Sales (As Reported TTM1)	13.4%	14.7%	130	bps

Other	12/31/2010	12/31/2009
Dividend Payments	$108	$166
Cash Paid for Share Repurchases[2]	$45	$11
Common Shares Repurchased[2]	3	2

CAPEX	$137	$125

Depreciation and Amortization	$279	$254

Return on Invested Capital (As Reported TTM1)	-7.1%	0.5%
Return on Invested Capital (As Reconciled TTM1)	2.9%	3.6%

Average diluted common shares outstanding	349	351

Balance Sheet Information	12/31/2010	12/31/2009
Long-Term Debt	$4,032	$3,604
Notes Payable	$66	$364
Total Debt	$4,098	$3,968
Shareholders’ Equity	$1,582	$2,817
Debt to Capital	72%	58%
Cash	$1,715	$1,413

[1] -	Trailing twelve months.

[2] -	Common shares were repurchased to offset the effect of stock award grants in the first quarters of 2010 and 2009.

Masco Corporation — 4th Quarter 2010

Page
1	Condensed Consolidated Statements of Operations — 2010 & 2009 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2010 & 2009 by Quarter — Unaudited

3	2010 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

4	2010 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

5	2010 Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

6	2009 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	2009 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

8	2009 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

9	Other Income (Expense), Net — 2010 & 2009 by Quarter — Unaudited

10	Condensed Consolidated Balance Sheets — Unaudited

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

12	Operating Profit and Margins — Unaudited

13	Operating Profit and Shareholders’ Equity — Unaudited
Index

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2010 & 2009 — by Quarter — Unaudited
(dollars in millions, except per share data)

		2010					2009
		Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

	Net Sales	$7,592	$1,735	$1,957	$2,048	$1,852	$7,792	$1,898	$2,084	$2,013	$1,797

	Cost of Sales	5,752	1,427	1,463	1,502	1,360	5,774	1,403	1,517	1,470	1,384

	Gross Profit	1,840	308	494	546	492	2,018	495	567	543	413
	(Gross Margin as a % of Sales)	24.2%	17.8%	25.2%	26.7%	26.6%	25.9%	26.1%	27.2%	27.0%	23.0%
	SG&A Expense (before lines 1, 2, 3, 4)	1,508	359	365	400	384	1,546	386	386	400	374
	(S,G&A Expense as a % of Sales)	19.9%	20.7%	18.7%	19.5%	20.7%	19.8%	20.3%	18.5%	19.9%	20.8%
	Operating Profit (before lines 1, 2, 3, 4)	332	(51)	129	146	108	472	109	181	143	39
	(Operating Margin as a % of Sales)	4.4%	-2.9%	6.6%	7.1%	5.8%	6.1%	5.7%	8.7%	7.1%	2.2%
1	General Corporate Expense (GCE), Net	110	26	27	27	30	140	44	36	27	33
	S,G&A Expense as a % of Sales (including lines 1,2,3,4)	30.8%	63.7%	20.0%	20.8%	22.4%	25.2%	36.5%	20.6%	21.2%	23.1%
2	Charge for Defined-Benefit Plan Curtailment	—	—	—	—	—	8	—	—	—	8
3	Charge for Litigation Settlement	—	—	—	—	—	7	—	7	—	—
4	Impairment Charges for Goodwill and Other Intangible Assets	721	721	—	—	—	262	262	—	—	—

	Operating Profit (Loss) per F/S	$(499)	$(798)	$102	$119	$78	$55	$(197)	$138	$116	$(2)

	(Loss) Income Per Common Share Attributable to Masco Corporation (Diluted):
	(Loss) Income from Continuing Operations	$(3.00)	$(2.96)	$(0.02)	$0.01	$(0.02)	$(0.41)	$(0.49)	$0.14	$0.19	$(0.24)
	(Loss) Income from Discontinued Operations, Net	—	—	—	—	—	(0.12)	(0.03)	(0.06)	(0.03)	0.01

	Net (Loss) Income	$(3.00)	$(2.96)	$(0.02)	$0.01	$(0.02)	$(0.53)	$(0.53)	$0.08	$0.15	$(0.23)

Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2010 & 2009 — by Quarter — Unaudited

Notes:

-	Data exclude discontinued operations.

-	Operating results for the first, second, third and fourth quarters of 2010 include costs and charges related to business rationalizations and other initiatives of $14 million pre-tax ($.03 per common share, after tax), $51 million pre-tax ($.09 per common share, after tax), $39 million pre-tax ($.07 per common share, after tax), and $104 million pre-tax ($.19 per common share, after tax), respectively.

-	Operating results for the fourth quarter of 2010 include non-cash impairment charges for goodwill and other intangible assets of $721 million pre-tax ($1.70 per common share, after tax).

-	Operating results for the second and fourth quarters of 2010 include non-cash impairment charges for financial investments of $33 million pre-tax ($.06 per common share, after tax) and $1 million pre-tax, respectively.

-	Operating results for the fourth quarter of 2009 include non-cash impairment charges for goodwill and other intangible assets of $262 million pre-tax ($.51 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2009 include costs and charges related to business rationalizations and other initiatives of $24 million pre-tax ($.04 per common share, after tax), $22 million pre-tax ($.04 per common share, after tax), $21 million pre-tax ($.04 per common share, after tax), and $27 million pre-tax ($.05 per common share, after tax), respectively.

-	Operating results for the third quarter of 2009 include litigation settlement expense of $7 million pre-tax ($.01 per common share, after tax).

-	Operating results for the second quarter of 2009 include accelerated stock compensation expense of $6 million pre-tax ($.01 per common share, after tax).

-	Operating results for the first quarter of 2009 include a non-cash charge of $8 million pre-tax ($.01 per common share, after tax) related to the curtailment and remeasurement of certain of the Company’s defined-benefit pension plans.

-	Income from continuing operations for the first and second quarters of 2009 includes non-cash impairment charges for financial investments of $3 million pre-tax ($.01 per common share, after tax) and $7 million pre-tax ($.01 per common share, after tax), respectively.

-	(Loss) income from discontinued operations for the fourth quarter of 2009 include loss of $19 million pre-tax ($.04 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

-	(Loss) income from discontinued operations for the third quarter of 2009 include loss of $22 million pre-tax ($.06 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

MASCO CORPORATION
Quarterly Segment Data — 2010
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,147	273	292	309	273
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,592	$1,735	$1,957	$2,048	$1,852

- North America	$5,929	$1,312	$1,528	$1,659	$1,430
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,592	$1,735	$1,957	$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products	$(71)	$(46)	$(27)	$6	$(4)
- Plumbing Products	347	70	100	92	85
- Installation and Other Services	(106)	(25)	(20)	(21)	(40)
- Decorative Architectural Products	350	50	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$539	$52	$168	$197	$122

- North America	$373	$21	$116	$160	$76
- International, principally Europe	166	31	52	37	46

- Total, as above	$539	$52	$168	$197	$122

General Corporate Expense (GCE), Net	109	25	27	27	30

Operating Profit (after GCE and Adjustments)	430	27	141	170	92

Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

Income from Continuing Operations before Income Taxes	$152	$(28)	$77	$67	$36

Margins:
- Cabinets and Related Products	-4.8%	-15.1%	-7.6%	1.5%	-1.0%
- Plumbing Products	12.9%	10.6%	14.6%	13.5%	12.8%
- Installation and Other Services	-9.2%	-9.2%	-6.8%	-6.8%	-14.7%
- Decorative Architectural Products	20.7%	14.9%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	7.1%	3.0%	8.6%	9.6%	6.6%

- North America	6.3%	1.6%	7.6%	9.6%	5.3%
- International, principally Europe	10.0%	7.3%	12.1%	9.5%	10.9%
- Total, as above	7.1%	3.0%	8.6%	9.6%	6.6%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2010
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,147	273	292	309	273
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,592	$1,735	$1,957	$2,048	$1,852

- North America	$5,929	$1,312	$1,528	$1,659	$1,430
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,592	$1,735	$1,957	$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products	$(250)	$(137)	$(61)	$(37)	$(15)
- Plumbing Products	331	64	97	86	84
- Installation and Other Services	(834)	(747)	(22)	(23)	(42)
- Decorative Architectural Products	345	45	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$(389)	$(772)	$129	$146	$108

- North America	$(543)	$(800)	$79	$114	$64
- International, principally Europe	154	28	50	32	44

- Total, as above	$(389)	$(772)	$129	$146	$108

General Corporate Expense (GCE), Net	110	26	27	27	30

Operating Profit (after GCE and Adjustments)	(499)	(798)	102	119	78

Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

Income from Continuing Operations before Income Taxes	$(777)	$(853)	$38	$16	$22

Margins:
- Cabinets and Related Products	-17.1%	-45.1%	-17.1%	-9.3%	-3.7%
- Plumbing Products	12.3%	9.7%	14.1%	12.6%	12.7%
- Installation and Other Services	-72.7%	-273.6%	-7.5%	-7.4%	-15.4%
- Decorative Architectural Products	20.4%	13.4%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	-5.1%	-44.5%	6.6%	7.1%	5.8%

- North America	-9.2%	-61.0%	5.2%	6.9%	4.5%
- International, principally Europe	9.3%	6.6%	11.7%	8.2%	10.4%
- Total, as above	-5.1%	-44.5%	6.6%	7.1%	5.8%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2010
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$179	$91	$34	$43	$11
- Plumbing Products	15	5	3	6	1
- Installation and Other Services	8	2	2	2	2
- Decorative Architectural Products	5	5	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$207	$103	$39	$51	$14

- North America	$195	$100	$37	$46	$12
- International, principally Europe	12	3	2	5	2

- Total, as above	$207	$103	$39	$51	$14

General Corporate Expense (GCE), Net	1	1	—	—	—

- Total	$208	$104	$39	$51	$14

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	1	1	—	—	—
- Installation and Other Services	720	720	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$721	$721	$—	$—	$—

- North America	$721	$721	$—	$—	$—
- International, principally Europe	—	—	—	—	—

- Total, as above	$721	$721	$—	$—	$—

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Quarterly Segment Data – 2009
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets – Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,674	$426	$434	$419	$395
- Plumbing Products	2,564	671	678	631	584
- Installation and Other Services	1,256	295	332	312	317
- Decorative Architectural Products	1,714	349	474	505	386
- Other Specialty Products	584	157	166	146	115

- Total	$7,792	$1,898	$2,084	$2,013	$1,797

- North America	$6,135	$1,441	$1,630	$1,630	$1,434
- International, principally Europe	1,657	457	454	383	363

- Total, as above	$7,792	$1,898	$2,084	$2,013	$1,797

Operating (Loss) Profit:
- Cabinets and Related Products	$(21)	$9	$(9)	$(2)	$(19)
- Plumbing Products	295	80	99	78	38
- Installation and Other Services	(107)	(25)	(27)	(27)	(28)
- Decorative Architectural Products	376	62	123	116	75
- Other Specialty Products	27	8	16	8	(5)

- Total	$570	$134	$202	$173	$61

- North America	$394	$75	$139	$141	$39
- International, principally Europe	176	59	63	32	22

- Total, as above	$570	$134	$202	$173	$61

General Corporate Expense (GCE), Net	136	42	36	27	31

Accelerated Stock Compensation Expense	6	—	—	6	—

Loss on Corporate Fixed Assets, Net	2	—	—	2	—

Charge for Litigation Settlement	7	—	7	—	—

Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8

Operating Profit (after GCE and Adjustments)	411	92	159	138	22

Other Income (Expense), Net	(206)	(49)	(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes	$205	$43	$110	$89	$(37)

Margins:
- Cabinets and Related Products	-1.3%	2.1%	-2.1%	-0.5%	-4.8%
- Plumbing Products	11.5%	11.9%	14.6%	12.4%	6.5%
- Installation and Other Services	-8.5%	-8.5%	-8.1%	-8.7%	-8.8%
- Decorative Architectural Products	21.9%	17.8%	25.9%	23.0%	19.4%
- Other Specialty Products	4.6%	5.1%	9.6%	5.5%	-4.3%
- Total	7.3%	7.1%	9.7%	8.6%	3.4%

- North America	6.4%	5.2%	8.5%	8.7%	2.7%
- International, principally Europe	10.6%	12.9%	13.9%	8.4%	6.1%
- Total, as above	7.3%	7.1%	9.7%	8.6%	3.4%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined-benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

-	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2009
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,674	$426	$434	$419	$395
- Plumbing Products	2,564	671	678	631	584
- Installation and Other Services	1,256	295	332	312	317
- Decorative Architectural Products	1,714	349	474	505	386
- Other Specialty Products	584	157	166	146	115

- Total	$7,792	$1,898	$2,084	$2,013	$1,797

- North America	$6,135	$1,441	$1,630	$1,630	$1,434
- International, principally Europe	1,657	457	454	383	363

- Total, as above	$7,792	$1,898	$2,084	$2,013	$1,797

Operating (Loss) Profit:
- Cabinets and Related Products	$(64)	$(8)	$(16)	$(12)	$(28)
- Plumbing Products	237	35	93	74	35
- Installation and Other Services	(131)	(27)	(34)	(34)	(36)
- Decorative Architectural Products	375	62	122	116	75
- Other Specialty Products	(199)	(215)	16	7	(7)

- Total	$218	$(153)	$181	$151	$39

- North America	$93	$(168)	$123	$119	$19
- International, principally Europe	125	15	58	32	20

- Total, as above	$218	$(153)	$181	$151	$39

General Corporate Expense (GCE), Net	140	44	36	27	33

Accelerated Stock Compensation Expense	6	—	—	6	—

Loss on Corporate Fixed Assets, Net	2	—	—	2	—

Charge for Litigation Settlement	7	—	7	—	—

Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8

Operating (Loss) Profit (after GCE and Adjustments)	55	(197)	138	116	(2)

Other Income (Expense), Net	(206)	(49)	(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes	$(151)	$(246)	$89	$67	$(61)

Margins:
- Cabinets and Related Products	-3.8%	-1.9%	-3.7%	-2.9%	-7.1%
- Plumbing Products	9.2%	5.2%	13.7%	11.7%	6.0%
- Installation and Other Services	-10.4%	-9.2%	-10.2%	-10.9%	-11.4%
- Decorative Architectural Products	21.9%	17.8%	25.7%	23.0%	19.4%
- Other Specialty Products	-34.1%	-136.9%	9.6%	4.8%	-6.1%
- Total	2.8%	-8.1%	8.7%	7.5%	2.2%

- North America	1.5%	-11.7%	7.5%	7.3%	1.3%
- International, principally Europe	7.5%	3.3%	12.8%	8.4%	5.5%
- Total, as above	2.8%	-8.1%	8.7%	7.5%	2.2%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

-	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2009
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$43	$17	$7	$10	$9
- Plumbing Products	19	6	6	4	3
- Installation and Other Services	24	2	7	7	8
- Decorative Architectural Products	1	—	1	—	—
- Other Specialty Products	3	—	—	1	2

- Total	$90	$25	$21	$22	$22

- North America	$78	$20	$16	$22	$20
- International, principally Europe	12	5	5	—	2

- Total, as above	$90	$25	$21	$22	$22

General Corporate Expense (GCE), Net	4	2	—	—	2

- Total	$94	$27	$21	$22	$24

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	39	39	—	—	—
- Installation and Other Services	—	—	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	223	223	—	—	—

- Total	$262	$262	$—	$—	$—

- North America	$223	$223	$—	$—	$—
- International, principally Europe	39	39	—	—	—

- Total, as above	$262	$262	$—	$—	$—

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Other Income (Expense), Net
2010 & 2009 — by Quarter — Unaudited
(in millions)

	2010					2009
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense	$(251)	$(63)	$(63)	$(67)	$(58)	$(225)	$(56)	$(56)	$(57)	$(56)

Income from Cash and Cash Investments	6	2	2	1	1	7	1	2	1	3

Other Interest Income	1	—	—	—	1	2	1	1	—	—

Realized Gains (Losses) from Financial Investments, Net	9	11	(3)	1	—	3	3	—	—	—

Impairment Charges for Financial Investments	(34)	(1)	—	(33)	—	(10)	—	—	(7)	(3)

Other, Net	(9)	(4)	—	(5)	—	17	2	4	14	(3)

Total Other Income (Expense), Net	$(278)	$(55)	$(64)	$(103)	$(56)	$(206)	$(49)	$(49)	$(49)	$(59)

Notes:

-	Data exclude discontinued operations.

-	Other, Net, in 2010 includes currency (losses) gains of ($1) million, ($5) million, $4 million and $-— for the first, second, third and fourth quarters, respectively.

-	Other, Net, in 2009 includes currency (losses) gains of ($2) million, $11 million, $5 million, and $3 million for the first, second, third and fourth quarters, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets- Unaudited
(in millions)

	December 31,	December 31,
	2010	2009
Assets
Current Assets:
Cash and Cash Investments	$1,715	$1,413
Receivables	888	983
Inventories	732	743
Prepaid Expenses and Other	129	312

Total Current Assets	3,464	3,451
Property and Equipment, Net	1,737	1,981
Goodwill	2,383	3,108
Other Intangible Assets, Net	269	290
Other Assets	287	345

Total Assets	$8,140	$9,175

Liabilities
Current Liabilities:
Notes Payable	$66	$364
Accounts Payable	602	578
Accrued Liabilities	819	839

Total Current Liabilities	1,487	1,781
Long-Term Debt	4,032	3,604
Deferred Income Taxes and Other	1,039	973

Total Liabilities	6,558	6,358
Shareholders’ Equity	1,582	2,817

Total Liabilities and Shareholders’ Equity	$8,140	$9,175

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation- Unaudited
(dollars in millions)

	Three Months Ended
	December 31,
	2010	2009	% ∆
Net Sales, As Reported	$1,735	$1,898	-9%
- Acquisitions	—	—
- Currency Translation	30	—

Net Sales, Excluding Acquisitions and Currency Translation	$1,765	$1,898	-7%

North America Net Sales, As Reported	$1,312	$1,441	-9%
- Acquisitions	—	—
- Currency Translation	(2)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,310	$1,441	-9%

International Net Sales, As Reported	$423	$457	-7%
- Acquisitions	—	—
- Currency Translation	32	—

International Net Sales, Excluding Acquisitions and Currency Translation	$455	$457	0%

	Twelve Months Ended
	December 31,
	2010	2009	% ∆
As Reported	$7,592	$7,792	-3%
- Acquisitions	—	—
- Currency Translation	48	—

Net Sales, Excluding Acquisitions and Currency Translation	$7,640	$7,792	-2%

North America Net Sales, As Reported	$5,929	$6,135	-3%
- Acquisitions	—	—
- Currency Translation	(22)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$5,907	$6,135	-4%

International Net Sales, As Reported	$1,663	$1,657	0%
- Acquisitions	—	—
- Currency Translation	70	—

International Net Sales, Excluding Acquisitions and Currency Translation	$1,733	$1,657	5%

Notes:

-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are impacting growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. Current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

-	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating (Loss) Profit and Margins- Unaudited
(dollars in millions)

	Three Months Ended December 31,
	2010		2009
	$	Margin	$	Margin
Operating (Loss) Profit, As Reported	$(798)	-46.0%	$(197)	-10.4%
Impairment Charges for Goodwill and Other
Intangible Assets	721		262
Business Rationalizations and Other Initiatives	104		27
Charge for Litigation Settlement	—		—
Charge for Defined-Benefit Plan Curtailment	—		—

Operating Profit, As Reconciled	$27	1.6%	$92	4.8%

	Twelve Months Ended December 31,
	2010		2009
	$	Margin	$	Margin
Operating (Loss) Profit, As Reported	$(499)	-6.6%	$55	0.7%
Impairment Charges for Goodwill and Other	721		262
Intangible Assets
Business Rationalizations and Other Initiatives	208		94
Charge for Litigation Settlement	—		7
Charge for Defined-Benefit Plan Curtailment	—		8
Loss on Sale of Corporate Assets, Net	—		2
Accelerated Stock Compensation Expense	—		6

Operating Profit, As Reconciled	$430	5.7%	$434	5.6%

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
GAAP Reconciliation of Operating Loss and Shareholders’ Equity- Unaudited
(in millions)

Twelve
Months Ended
31-Dec
2010
Operating Loss, As Reported	$(499)
Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	721
Charge for Defined-Benefit Plan Curtailment	—
Charge for Litigation Settlement	—

Operating Profit, As Reconciled	$222

	Twelve Months Ended
	December 31,
	2010	2009
Shareholders’ Equity, As Reported	$1,582	$2,817
Impairment Charges for Goodwill and Other Intangible Assets (after tax)	593	180
Charge for Defined-Benefit Plan Curtailment (after tax)	—	5
Charge for Litigation Settlement (after tax)	—	4

Shareholders’ Equity, As Reconciled	$2,175	$3,006

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.